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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2003

                     VASCO DATA SECURITY INTERNATIONAL, INC.

               (Exact name of registrant as specified in charter)



       Delaware                    000-24389                   36-4169320
       --------                    ---------                   ----------
 (State or other juris-           (Commission                (IRS Employer
diction of incorporation)         File Number)             Identification No.)


  1901 South Meyers Road, Suite 210
     Oakbrook Terrace, Illinois                                 60181
--------------------------------------------                  ----------
  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (630) 932-8844



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On April 3, 2003, VASCO Data Security International, Inc. (VASCO) issued a press release announcing its financial update for the first quarter ended March 31, 2003. The full text of the press release is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.



















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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 3, 2003           VASCO Data Security International, Inc.
                              ---------------------------------------
                              (Registrant)



                              By: /s/Clifford K. Bown
                                  --------------------------------
                                  Clifford K. Bown
                                  Chief Financial Officer












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                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------
  99.1                Press release, dated April 3, 2003, announcing financial
                      update of VASCO Data Security International, Inc. for the first quarter ended March 31, 2003.